UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2005

IMMUCOR, INC.
(Exact name of registrant as specified in its charter)

                      Georgia                                                  0-14820                                              22-2408354
          (State or other jurisdiction                              (Commission                                        (I.R.S. Employer )
                   of incorporation)                                      File Number)                                       Identification No.

3130 Gateway Drive       P.O. Box 5625     Norcross, Georgia           30091-5625
                (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code, is (770) 441-2051

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

          Immucor, Inc. (the “Company”) issued a press release on January 7, 2005 announcing the Company’s earnings and certain other results of operations for the fiscal second quarter for the year ending May 31, 2005 and discussing the Company’s outlook for the remainder of fiscal year 2005. This press release is furnished with the Current Report as Exhibit 99.1. Edward L. Gallup, the Company’s Chairman and Chief Executive Officer; Dr. Gioacchino De Chirico, the Company’s President; and Steven C. Ramsey, the Company’s Vice President and Chief Financial Officer, hosted a conference call on January 7, 2005 to review the contents of the press release and to answer questions from investors.

Item 9.01.    Financial Statements and Exhibits

        (c) Exhibits.

       EXHIBIT NO.          DESCRIPTION

       99.1                            Press Release dated January 7, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    IMMUCOR, INC.

Date:   January 7, 2005                                                                  By: /s/ Steven C. Ramsey
                                                                                                                 Steven C. Ramsey
                                                                                                                 Vice President - Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

99.1                            Press Release dated January 7, 2005.